SUNAMERICA STYLE SELECT SERIES, INC.

Supplement to the Statement of Additional Information dated April 1, 1999


     The section entitled "Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares" on Page B-61 of the Statement of Additional Information should be replaced in its entirety with the following:

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that
(a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.


Dated: October 7, 1999